UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  November 15, 2011

MTS SYSTEMS CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MINNESOTA	0-2382	41-0908057
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

14000 TECHNOLOGY DRIVE, EDEN PRAIRIE, MN 55344
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(952) 937-4000
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

N/A
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 15, 2011, Kathleen M. Staby, Vice President of Human Resources and Strategy for MTS Systems Corporation (the “Company”), announced that she will retire from the Company effective January 6, 2012.   Ms. Staby has been in this position with the Company for 12 years.  She has agreed to assist the Company on a consulting basis in the transition to a new Human Resources leader for a limited time following her retirement, however, the terms of this arrangement have not yet been determined by the parties.  The Company has initiated a search for a new Vice President of Human Resources.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTS SYSTEMS CORPORATION
(Registrant)

Date: November 18, 2011	By:	/s/ Susan E. Knight
Susan E. Knight
Vice President and Chief Financial Officer

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